Exhibit 99.2 Audited Financial Statements of Subsidiary for the period ended July 17, 2006


                  REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Advanced Influenza Technologies, Inc.:

We have audited the balance sheet of Advanced Influenza Technologies, Inc. as of July 17, 2006, and the related statements of operations, changes in shareholder's equity, and cash flows, for the period from June 9, 2006 (inception) through July 17, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Influenza Technologies, Inc. as of July 17, 2006, and the results of its operations and its cash flows for the period from June 9, 2006 (inception) through July 17, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Cordovano and Honeck LLP
Englewood, Colorado
September 26, 2006

                      Advanced Influenza Technologies, Inc
                              Audited Balance Sheet
                                  July 17, 2006

                                     Assets

Current Assets:
              Cash ........................................     512,200
              Prepaid Sponsored Research ..................     162,800
                                                              ---------
                   Total current assets ...................     675,000

License Agreements ........................................     150,000
                                                              ---------

                   Total Assets ...........................   $ 825,000
                                                              =========

                      Liabilities and Shareholders' Deficit

Current Liabilities:
              Accounts payable ............................     422,199
                                                              ---------
                   Total liabilities ......................     422,199
                                                              ---------

Shareholders' deficit :
              Preferred stock, no par value ...............        --
              Common Stock ................................       1,000
              Additional paid-in capital ..................     511,200
              Accumulated deficit .........................    (109,399)
                                                              ---------
                   Total shareholders' deficit ............     402,801
                                                              ---------

                                                              $ 825,000
                                                              =========

                      Advanced Influenza Technologies, Inc.
                         Audited Statement of Operations

                                                     June 9, 2006
                                                      (Inception)
                                                        Through
                                                        July 17,
                                                         2006
Operating expenses:
              Research & Development .............   $    109,399
                                                     ------------
                          Total Operating Loss ...       (109,399)

Income Tax provision .............................           --
                                                     ------------
                          Net Loss ...............   $   (109,399)
                                                     ============


Basic and diluted loss per share .................   $    (109.40)
                                                     ============

Basic and diluted weighted average
              shares outstanding .................   $      1,000
                                                     ============


                      Advanced Influenza Technologies, Inc.
                     Audited Statement in Changes of Equity
                                  July 17, 2006


                                                Common Stock       Additional
                                           ---------------------    Paid-in     Accumulated
                                             Shares      Amount     Capital       Deficit        Total
                                           ---------   ---------   ----------   -----------    ---------
Balance at June 1, 2006 ................   $    --     $    --     $     --     $      --      $    --

  Acquisition with UTEK ................   $   1,000   $   1,000   $  511,200   $      --        512,200
Net loss, period ended July 17, 2006 ...        --          --           --        (109,399)    (109,399)
                                           ---------   ---------   ----------   -----------    ---------
Balance at July 17, 2006 ...............   $   1,000   $   1,000   $  511,200   $  (109,399)   $ 402,801
                                           =========   =========   ==========   ===========    =========

                      Advanced Influenza Technologies, Inc
                         Audited Statement of Cash Flows

                                                     June 9, 2006
                                                      (Inception)
                                                        Through
                                                       July 17,
                                                         2006
                                                     ------------
Cash flows from operating activities
                          Net cash provided by
                          operating activities ...   $    312,800
                                                     ------------

Cash flows from investing activities:
              License Agreements .................       (150,000)
              Payment of Sponsored Research ......       (162,800)
                          Net cash used in
                          investing activities ...       (312,800)
                                                     ------------

Cash flows from financing activities:
              Proceeds from UTEK Corp ............        512,200
                          Net cash provided by
                          financing activities ...        512,200
                                                     ------------

                          Net change in cash .....        512,200

Cash, beginning of period ........................           --

                                                     ------------
Cash, end of period ..............................   $    512,200
                                                     ============

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


NOTE 1:  NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Advanced Influenza Technologies, Inc. (the "Company" or "AITI") was incorporated under the laws of the State of Florida on June 9, 2006 to conduct any and all lawful business. On July 18, 2006, the Company was acquired by CytoDyn, Inc. ("CytoDyn") (see Note 4).

On June 9, 2006, Utek Corporation (amex: UTK) ("Utek") purchased 1,000 shares of the Company's common stock for $1,000 and contributed an additional $511,200 to paid in capital. The transaction resulted in the Company becoming a wholly-owned subsidiary of Utek. Also on June 9, 2006, Utek agreed to pay the University of Massachusetts $422,199 on behalf of the Company to purchase license rights and to prepay for sponsored research on behalf of the Company (see Note 2).

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company has suffered losses since inception. This factor, among others, raises a substantial doubt about the Company's ability to continue as a going concern for a reasonable time.

The financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and ultimately to attain profitability. The Company plans to seek funding to maintain its operations through debt and equity financing. There is no assurance that the Company will be successful in its efforts to raise additional working capital or achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Summary of Significant Accounting Policies

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash equivalents

For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had $512,200 in cash and cash equivalents at July 17, 2006.

License rights

License rights are stated at cost and are amortized over the shorter of the life of the patent or estimated useful lives, using the straight-line method.

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


Impairment of long-lived assets

The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Net loss per share

Basic earnings/loss per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares (the denominator) for the period. The computation of diluted earnings per share is similar to basic earnings per share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if potentially dilutive common shares had been issued.

At July 17, 2006, there was no variance between basic and diluted loss per share as there were no potentially dilutive common shares outstanding.

Income taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the recorded book basis and the tax basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes are also recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal income taxes.

New accounting pronouncements

The Financial Accounting Standards Board (FASB) issued Financial Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes" in June 2006. FIN 48 prescribes a recognition and measurement threshold for tax positions taken or expected to be taken on a tax return and relates to the uncertainty in income taxes recognized in the financial statements in accordance with FAS 109, Accounting for Income Taxes. FIN 48 is effective for the first fiscal year beginning after December 15, 2006, thus, we expect to adopt it in our fiscal year beginning July 1, 2007. Due to our loss position, we do not expect the adoption of FIN 48 to have a material impact on our financial statements.


NOTE 2:  LICENSE RIGHTS AND AGREEMENTS

License rights

AITI has licensed the following intellectual property for pending and issued patents:

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


Exclusive rights to Patent Applications:

60/655,979
11,362,617
PCT/US2006/006701

Non-exclusive rights to Patent Applications:

10/763,049
PCT/US93/02394
PCT/US95/00997
93907536
1202355.2
2,132,836
2,181,832
07-520142
2003-28160
JP7507203
JP9508622T
JP2004099603
AU3150295

Issued Patents:

5,643,578
6,841,381

In consideration for the exclusive rights, AITI agreed to the following payments:

    o   An initial license fee of $90,000
    o   Reimbursement of actual expenses of $19,399
    o   Milestone payments:
            o   Initiation of Phase I - $50,000
            o   Initiation of Phase II - $100,000
            o   Initiation of Phase III - $200,000
            o   Filing of NDA or equivalent - $400,000
    o   Royalties of 4% of net sales of licensed products
            o With a minimum royalty payment of $35,000/year commencing January 1, 2007 through January 1, 2011, and
            o A minimum royalty payment of $50,000/year commencing January 1, 2012 and January 1 of each calendar year thereafter

        Minimum royalty payments are creditable against base royalties paid in the same calendar year

In consideration for the non-exclusive rights, AITI agreed to the following payments:

    o   An initial license fee of $100,000
    o   License maintenance fees of $15,000 per year due January 1, 2009 and
        2010
    o   License maintenance fees of $20,000 per year due January 1, 2011 and
        2012
    o   License maintenance fees of $25,000 due January 1, 2013

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


    o Commencing on January 1, 2014 and on January 1 of each calendar year thereafter an additional increase of $5,000 each calendar year from the previous year license maintenance fee up to the first commercial sale of a licensed product.
    o License maintenance fees are creditable against future base royalty payments on net sales of licensed products.
    o Royalties of 4% of net sales of licensed products with minimum royalties of:
            o   $50,000 per year due January 1, 2013 and 2014
            o   $60,000 per year due January 1, 2015 and 2016
            o   $70,000 per year due January 1, 2017, and
            o $200,000 per year due January 1, 2018 and on January 1 of each calendar year thereafter
        Minimum royalty payments are creditable against base royalties paid in the same calendar year.

    o   Milestone payments:
            o   Initiation of Phase I - $50,000
            o   Initiation of Phase II - $100,000
            o   Initiation of Phase III - $250,000
            o   FDA market approval or equivalent - $750,000

Sponsored research agreement

AITI also entered into a sponsored research agreement with the Licensor for which it agreed to fund a two year $325,600 unrestricted project ($162,800 per year which includes both direct and indirect rates) with a primary objective during the first year to conduct lab work to provide three well documented DNA plasmids in preparation for GMP manufacturing. If after year one, the desired outcome is not achieved, the agreement may be canceled.

License rights and amortization

License rights for patented products are stated at cost and amortized over the lesser of the remaining life of the patent or the estimated useful life using the straight-line method. No amortization expense for the period from June 9, 2006 through July 17, 2006 was accrued.

NOTE 3:  INCOME TAXES

A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:

                                                             July 17,
                                                               2005
                                                            ---------
U.S. federal statutory graduated rate ...................      21.54%
State income tax rate, net of federal benefit ...........       5.50%
Net operating loss for which no tax benefit
   is currently available ...............................     (27.04%)
                                                            ---------
                                       Effective rate ...       0.00%
                                                            =========


At July 17, 2006, deferred taxes consisted of a net tax asset of $29,586, due to operating loss carryforwards of $109,399, which was fully allowed for in the valuation allowance of $29,586. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The deferred tax assets for the period from June 9, 2006 (inception) through July 17, 2006 were $29,586. The change in the valuation allowance for the period from June 9, 2006 (inception) through July 17, 2006 was also $29,586. Net operating loss carryforwards will expire through 2026.

                      ADVANCED INFLUENZA TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


The valuation allowance will be evaluated at the end of each year, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required.

Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

NOTE 4:  SUBSEQUENT EVENT

On July 18, 2006, CytoDyn entered into an Agreement and Plan of Acquisition to acquire AITI from Utek. CytoDyn acquired all of the outstanding common shares of AITI from UTEK in exchange for 2,000,000 shares of CytoDyn's common stock. The exchange of equity interests occurred on July 18, 2006, which resulted in AITI becoming CytoDyn's wholly-owned subsidiary. CytoDyn conducted the acquisition in order to obtain the license rights held by AITI.